Partnership Units Liability	12 Months Ended
Dec. 31, 2021
Disclosure of liability [text block] [Abstract]
PARTNERSHIP UNITS LIABILITY

25. PARTNERSHIP UNITS LIABILITY

The LP Units are classified as a financial liability due to their exchange features and changes in fair value is recorded through profit and loss. These LP Units were issued in exchange for Telesat Canada shares as part of the Transaction.

The number of the LP Units issued as part of the Transaction and outstanding as at December 31, 2021 is as follows:

Number
Class A LP Units and Class B LP Units	19,428,491
Class C LP Units	18,098,362
37,526,853

On completion of the Transaction, these LP Units were recorded at a book value of $1,171.2 million. The fair value of the LP Units as at December 31, 2021 has been determined to be $1,309.8 million, resulting in a loss of $131.0 million. This loss has been recorded in the statement of income as loss on changes in fair value of partnership units liability.